Investor Presentation

September 2022

AVALON
Acquisition Inc.

Important Risks and Disclaimers

Disclosures
This presentation has been prepared for use by The Beneficient Company Group, L.P. (“Ben”) and Avalon Acquisition Inc. (“Avalon”) in connection with their proposed business combination. This presentation is for information purposes only and may not be reproduced or redistributed, in whole or in part, without the prior written consent of Ben and Avalon.

Neither Ben nor Avalon makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. The information in this presentation and any oral statements made in connection with this presentation is subject to change and is not intended to be all-inclusive or to form the basis of any investment decision in Ben. This presentation does not constitute either advice or a recommendation regarding any securities. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and must make your own decisions and perform your own independent investment and analysis of an investment in Ben and the transactions contemplated in this presentation.

This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

Neither this document nor the information contained herein was prepared, distributed, made available or otherwise used by Ben Securities Company, L.P. or any of its associated persons and is not intended for its customers/potential customers or clients/potential clients.

Forward-looking Statements
Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include but are not limited to, statements regarding Ben’s or Avalon’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: (i) the size, demand and growth potential of the markets for Ben’s products and services and Ben’s ability to serve those markets, (ii) the degree of market acceptance and adoption of Ben’s products and services, (iii) Ben’s ability to develop innovative products and services and compete with other companies engaged in the financial services and technology industry, and (iv) Ben’s ability to attract and retain customers. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Avalon’s registration statement on Form S-1, the proxy statement/prospectus contained in a registration statement on Form S-4 relating to the business combination that will include a proxy statement of Avalon and a prospectus of Ben, as well as other relevant documents concerning the proposed transaction that will be filed by Ben with the Securities and Exchange Commission (the “SEC”) and other documents filed by Avalon or Ben from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ben and Avalon assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Ben nor Avalon gives any assurance that either Ben or Avalon will achieve its expectations.

Financial Data
The financial information and operating metrics contained in this presentation are unaudited and do not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement filed by Ben relating to the business combination and the proxy statement/prospectus contained therein, and remains subject to amendment and change. You should read carefully and rely only on the proxy statement/prospectus for the proposed business combination that will be filed on Form S-4 when available, including any amendments and supplements thereto, as well as all other information filed or furnished by Ben or Avalon with the SEC.

Use of Non-GAAP Financial Metrics
This presentation includes certain non-GAAP financial measures such as (i) Ben Business Unit Revenues, excluding GWG and Non Recurring Items, (ii) Ben Business Unit Expenses, excluding GWG and Non Recurring Items, (iii) Ben Business Unit Operating Incoe (loss), excluding GWG and Non Recurring Items, (iv) Investments, excluding GWG and Non Recurring Items, and (v) Ben Business Unit Assets, excluding GWG and Non Recurring Items. These non-GAAP measures are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Ben believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Ben. In addition, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, Ben’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Use of Other Data
The data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Ben and Avalon assume no obligation to update the information in this presentation.

Participation in Solicitation
Ben and Avalon and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Ben’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of Avalon’s directors and officers in Avalon’s filings with the SEC, Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 30, 2022. To the extent that holdings of Avalon’s securities have changed from the amounts reported in such 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Avalon’s stockholders in connection with the proposed business combination is set forth in the registration statement on Form S-4 related to the business combination and the proxy statement/prospectus contained therein, which will be filed by Ben with the SEC, as it may be amended and supplemented.
Investors and security holders of Ben and Avalon are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirely because they contain important information about the proposed business combination

Investors and security holders can obtain free copies of the proxy statement and other documents containing important information about Ben and Avalon through the website maintained by the SEC at www.sec.gov. Copies of the proxy statement/prospectus can also be obtained, without charge, by directing a request to Avalon Acquisition Inc., 2 Embarcadero Center, 8th Floor, San Francisco, CA 94111.

Trademarks
This presentation contains trademarks, service marks, trade names and copyrights of Ben, Avalon and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended in, and does not imply, a relationship with Ben, Avalon or any of their respective affiliates, or an endorsement or sponsorship by or of Ben, Avalon or such affiliates. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, (c) or (r) symbols, but Ben and Avalon will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Today's Speakers



Donald H. Putnam

Chairman, Avalon Acquisition Inc

AVALON Acquisition Inc.



Brad K. Heppner

Founder, CEO and Chairman of Ben

Ben

Avalon's Search Focused on Companies that Met Specific Criteria

Financial Services with Financial Results

Sectors in which we can leverage our expertise, including asset management, financial exchanges, financial technology, insurance

Actual financial results – no pre-revenue or sub-scale companies

Large and growing sectors of the industry

Talented & Incentivized Management Team

Track record of innovation and growing companies

Financial architecture that properly aligns incentives

Desire to be public and roll significant portion of equity



Strong Competitive Position & Growing Platform

Technology-driven, innovative business strategy, and differentiated products that create a competitive advantage

Significant revenue and profitability growth

Client stickiness and recurring revenue

Benefits from Public Currency & Access to Public Markets

Public market would increase growth opportunities for the company

Ability to use public currency in acquisitions

Public company ready management and board

Transaction Overview

Transaction Parties	The Beneficient Company Group, L.P. (“Ben”) Avalon Acquisition Inc. (“AVAC”)
Transaction Summary	AVAC has $207 million in trust 100% existing Ben equity holders rollover Prior Ben AltAccess Customer consideration converted into public shares Ben expected to apply for listing on NASDAQ
Equity Valuation / Ownership	Transaction assumes post-money enterprise valuation of $3.5 billion[1] Common equity valuation of $2.5 billion[1] Avalon public shareholders who do not redeem will also receive a preferred share that converts into ¼ a share of common stock[2] Proforma common ownership – 88% existing Ben equity holders[3], 10% public shareholders, 2% Avalon Sponsor[4]
Management and Sponsor Aligned for long-term	Founders and management preferred equity of approximately $1.1 billion is subject to price and share percentage conversion restrictions until December 31, 2029 30% of Sponsor shares are subject to price and share percentage sale restrictions until December 31, 2029

[1]Assumes no SPAC redemptions; includes approximately $1.1 billion of preferred equity held by founders and management; assumes no exercise of outstanding warrants.
[2]Consideration per Avalon share of Class A common stock consists of one share of Beneficient class A common stock and one share of Beneficient Series A convertible preferred stock, which automatically converts into 1/4 share of Beneficient Class A common stock.
[3]Includes asset PIPE closed in prior twelve months
[4]Assumes no SPAC redemptions, no warrant exercises, that all Ben preferred securities that are convertible within thirty days of closing convert into Class A Common Stock and do so at the same conversion price, and approximately $1.1 billion of founder and management preferred interests do not convert into common equity

Implied Sources, Uses & Ownership[1, 2]

Sources $MMs

Ben Rollover Common Equity ($)	1,812
Ben Rollover Deferred Preferred ($)	1,108
Completed Asset PIPE ($)	383
SPAC Cash in Trust ($)	207
TOTAL SOURCES	**3,510**

Uses $MMs

Ben Rollover Common Equity ($)	1,812[3]
Ben Rollover Deferred Preferred ($)	1,108
Assets from completed PIPE ($)	383
Balance Sheet Cash ($)	167
Estimated Expenses ($)	40
TOTAL USES	**3,510**

Valuation MM

Pro Forma Shares Outstanding	251
Assumed Price Per Share ($)	10
Common Equity Value ($)	2,505
Plus Deferred Preferred ($)	1,108
TOTAL EQUITY VALUE ($)	**3,613**
Plus Debt ($)	101
Less Cash to Balance Sheet ($)	(167)
TOTAL ENTERPRISE VALUE ($)	**3,547**

Pro-Forma Public Cap Table $MMs

Existing Ben Holders ($)	181	70%
Asset PIPE ($)	72	18%
SPAC Public Investors ($)	38	10%
SPAC Sponsor ($)	5	2%
TOTAL COMMON SHARES	**251**	**100%**



2%
10%
18%
70%
Existing Ben Holders
Asset PIPE
SPAC Public Investors
SPAC Sponsor

[1]Assumes no SPAC redemptions, no warrant exercises, that all Ben preferred securities that are convertible within thirty days of closing convert into Class A Common Stock and do so at the same conversion price, and approximately $1.1 billion of founder and management preferred interests do not convert into common equity
[2]Asset PIPE conversion of Ben Customer consideration from an ExAlt Plan placement in the prior twelve months
[3]Includes amounts issuable to asset PIPE equity holders upon closing in connection with their preferred return and conversion discount


Liquidity Is Opportunity
Ben
AVALON
Acquisition Inc.

Beneficient Investment Highlights

Unique, Disruptive Business Model	• Financing simple, rapid alternative investment liquidity solutions for a large, growing addressable market • Innovative fintech platform delivering consistent product and service fee revenue and loan interest revenue[1] to our business units • First mover advantage for our target market
Significant Market Opportunity	• $11.9 trillion[2] alternative assets held by investors globally (Ben estimates $2.1 trillion[3] held by Ben's current target market of medium-to-high net worth investors and small-to-medium institutions) • Ben estimates annual target market demand for liquidity is $51B in 2022, and estimates it to grow to $106B by 2027 • Market study commissioned by Ben concludes that MHNW investors desire a simple, rapid and cost-effective approach to liquidity which until now has not existed[4]
Competitive Advantages	• Industry's only regulated trust company acting as principal and fiduciary to provide alternative asset liquidity • Financed transactions that delivered liquidity on approximately $1.1 billion net asset value of alternative assets since 2017 • Complete end-to-end digital platform utilizing proprietary systems, methodologies, and algorithms
Strong Team	• Led by CEO & Founder with proven track record of launching and growing alternative asset businesses • World-class board of directors with extensive industry experience, including two former Federal Reserve Bank presidents • Deeply experienced and stable leadership team with related industry expertise across key verticals

[1]From entities eliminated in consolidation
[2]$11.9 trillion figure is from Preqin
[3]Source: Ben's estimates in calculating MHNW and STMI assets allocated to alternatives, which use data from Capgemini, Preqin, EurekaHedge, and Credit Suisse
[4]Source: The Ben Liquidity Report: Alternative Asset Investors, Their Wealth Behaviors and Attitudes

Company Value Proposition Overview

Unique in the industry as FIRST MOVER to act as principal and fiduciary using our own balance sheet to finance the delivery of LIQUIDITY OPTIONS to alternative asset investors in our target market.

SIMPLE, RAPID and COST-EFFECTIVE process built to operate SECURELY and ENTIRELY ONLINE.

Serve as a REGULATED FIDUCIARY[1] for our customers during transaction.

Estimated Total Addressable Market is $51 billion in 2022, expected to grow to $106 billion in 2027[2]

BEN'S 4 TARGET MARKETS


MID-TO-HIGH-NET-WORTH
INDIVIDUALS
SMALL-TO-MIDSIZE
INSTITUTIONS
WEALTH
MANAGERS
GENERAL
PARTNERS

[1] In 2021, Ben received its unconditional charter from the state of Kansas to operate as a specialized trust company called a Technology-Enabled Fiduciary Financial Institution. The Charter enables Ben to serve as a regulated fiduciary in providing liquidity financing, custodial and administrative trust services to alternative asset investors, managers, and others under Kansas' 2021 Technology Enabled Fiduciary Financial Institutions (TEFFI) Act.

[2] Both figures are from Ben's estimates in calculating MHNW and STMI alternatives' AUM turnover, which use data from Spectrem Group, Setter Capital, Capgemini, Preqin, EurekaHedge, and Credit Suisse

Platform Specializes In Financing the Delivery of Liquidity to Investors in Alternative Assets

Provides a modernized digital method of delivering liquidity to investors in most alternative assets, including:

Eligible Asset Types

- Private Equity
- Venture Capital
- Leveraged Buyouts
- Structured Credit
- Infrastructure
- Other Professionally Managed Alternative Investments
- Private Debt
- Private Real Estate
- Alternative Energy
- Natural Resources
- Real Assets (Agriculture)

Typical Asset Vehicles

- Non-Traded REITs
- Feeder Funds
- Co-Investments
- Separate Accounts
- Gated Hedge Funds
- Fund of Funds
- Non-Trade BDCs
- Limited Partnerships

Minimum liquidity transaction amount: $100k

Blackstone, Ares, Apollo, KKR, and their Peers Get Investors Into Alternatives; Ben Gets Them Out

Ben has built the platform and is trailblazing the path to industry democratization

Investment growth has been fueled by tech innovators in fund access and distribution.

CAIS iCapital MOONFARE Real Blocks

Liquidity & data analytics are poised for innovation, disruption and democratization.


ACCESS
DATA
LIQUIDITY
THREE KEYS TO DEMOCRATIZATION

"It became abundantly clear to me that there were firms popping up every day focused on getting smaller institutions and individuals into alternative assets in a so-called effort to "democratize" the alternative asset industry, but very few or perhaps none focused on getting them out while delivering transparent data on the investments."

~Brad Heppner

	Digitized Marketplace	Fiduciary to Customer and Operates as a Trust Company	Comprehensive & Transparent Data, Reporting & Analytics[1]	Safekeeping & Custody of Securities, Assets & Documents	Quick Quote On Alternative Assets[2]	Liquidity In Typically Less Than 30 Days
Ben	✓	✓	✓	✓	✓	✓
CAIS	✓	✗	✗	✗	✗	✗
iCapital	✓	✗	✗	✗	✗	✗
Moonfare	✓	✗	✗	✗	✗	✗
RealBlocks	✓	✗	✗	✗	✗	✗

[1]Products and services currently provided to the ExAlt Trusts.
[2]AltQuote launch anticipated to be in Q4 2022

Liquidity Demand Grows as Alternatives Flourish

Exciting recent period of rapid growth in alternative investments has resulted in corresponding growth in the demand for early liquidity, currently mostly provided through the secondaries market, which focuses on getting large institutions out of their investments early



Global Alternatives AUM and Secondary Transactions
AUM($B)
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Secondary ($B)
150
100
50
0
+14.5%
CAGR
r²=.88
Secondary vol growth correlation to Alt growth
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Global Private Market AUM
Global Secondary Transactions

Top 3 Secondary Fund Market Share Since 2015

Top Volume Ranking	2015 - H1 2021 7yr Average
#1	13.1%
#2	10.4%
#3	7.4%

Source: Evercore Partners International LLP - authorized and regulated by the Financial Conduct Authority.

Sources: Preqin, Setter Capital, Ben calculations on correlation between private assets' AUM and secondaries transactions volume for years 2005 to 2021. Global Alternative AUM excludes secondary funds and fund of funds to avoid double-counting; hedge funds not included as Preqin does not consider hedge funds to be a private asset class.

- Market share leaders have historically commanded double-digit share (Evercore)
- As the secondary market has matured, top providers share has declined but still remains high (Evercore)
- 25 leading secondary firms have >80% of current market share with average transaction sizes: $125M to $175M per transaction (Setter Capital)
- Experts are forecasting $1T in global secondaries transaction volume by 2030 (Secondaries Investor)

Projected Target Market Growth

Focus on MHNW investors and STMI investors who represent a growing, but traditionally underserved liquidity market

One of the highest growing asset classes

Strong historical and future alternatives AUM growth, at a **14.5% compound annual growth rate (CAGR)**, 2005-2021[1]

\+

One of the fastest growing wealth segments

MHNW population grew from **0.76M to 1.8M households**, 2008-2021[2]

\+

One of the fastest growing allocations

Allocation to alternative assets experienced **3.2x faster growth than marketable stocks among MHNW investors**, 2013-2020[3]

=

Increased Demand for Liquidity

$106 Billion[4]

Ben is targeting 10% of this underserved, high growth segment with limited access to liquidity



Alternative Assets Held[1]
Estimated Annual Turnover Rate[4]
Estimated Annual Demand for Liquidity[5]
$51 Billion[5]
Ben is targeting 10% of this underserved, high growth segment with limited access to liquidity
Estimated Annual Demand for Liquidity in 5 Years
Holdings of U.S. MHNW
$1.0 Trillion
3.0%
$30 Billion
$69 Billion
Holdings of U.S. STMI
$1.1 Trillion
1.9%
$21 Billion
5 Years
$37 Billion
Global Large Institutional Investors & Ultra HNW Individuals
$9.8 Trillion
1.4%
$133 Billion
Ben is well positioned to capture 1% or more of this large institutional and UHNW segment[6]
$229 Billion
$11.9 Trillion
$184 Billion
$335 Billion

[1]Preqin
[2]Spectrem Group Market Insights 2022
[3]Ben calculations based on data from Capgemini World Wealth Report 2020 and Capgemini Global HNW Insights Survey 2020
[4]Ben proprietary assumptions and calculations using data from Setter Capital and Preqin (for MHNW and STMI turnover rate) and calculations using data from Setter Capital and Preqin (for large institutional and UHNW turnover rate)
[5]Based on data from Preqin, a widely accepted commercial private equity database and Ben's own proprietary assumptions and calculations of MHNW and STMI alternatives AUM and turnover, which use data from Spectrem Group, Setter Capital, Capgemini, Preqin, Eureka Hedge, and Credit Suisse
[6]Based on Ben's historical transactions, and on average, the top 25 secondaries firms average at least 3% market share currently (Source: Setter Capital)

Survey Results Reflect the Target Market Opportunity

A comprehensive survey commissioned by Ben of 600 alternative asset investors shows that interest in alternatives is accelerating, along with the need for liquidity

100% of respondents are interested in a simple, rapid and cost-effective approach to getting liquidity from their alternative investments.[1]

81% of MHNW investors prefer to work with/through their advisor to obtain liquidity.[3]

68% of alternative asset investors would choose liquidity options of preferred equity, common equity and income-producing bonds for their alternative assets. Only **10%** would choose all cash.[2]


TOP TAKEAWAYS

More than **82%** of respondent MHNW investors have tried to seek liquidity from their alternative assets once or more in the past 5 years.[4]

MHNW investors invest in and seek liquidity from alternatives for opportunistic reasons including:

52% access to a specific opportunity

51% long-term return potential.[5]

The most important attributes of a liquidity provider for respondents was that they be **cost-effective**, **transparent** and operate as a **regulated entity** exercising fiduciary powers to finance and effect liquidity transactions.[6]

[1]Survey asked, "How interested would you be in a company that offered a simple, rapid and cost-effective way to access liquidity in as short as 30 days from your professionally managed alternative investment, with a majority or all of the transaction able to be conducted online/digitally without physical paperwork or in-person interaction?" 61% were interested or very interested; 39% were somewhat interested.

[2]Survey asked investors to rank their preferences for various types of exchange consideration, including bond with a 4-year maturity paying 5-6% interest with an optional conversion feature for potential equity upside into common equity of the company providing liquidity for the investment; preferred equity and/or common equity of the company providing liquidity for the alternative investment; bond with varying maturities ranging from 2 years to 10 years; bond with 4-year maturity paying 5-6% monthly cash interest, combination of cash and bond; or all cash.

[3]When presented with a hypothetical online platform like AltQuote to access liquidity for their investments, 81% of investors surveyed said that they would prefer that an advisor work with them to use such a service or that their advisor manage their investment liquidity directly, as compared to being interested in using such a service on their own.

[4]Survey asked , "over the past 5 years, how many times have you tried to seek liquidity from your alternative asset investments outside of the fund's distribution or liquidation periods?";

[5]Survey asked respondents to select between the following list of reasons for investing in or seeking liquidity from an alternative investment: "to diversify my portfolio; to generate longer term return potential; to achieve access to a specific opportunity; to create an ongoing source of income; I was not involved in choosing my alternative investments; and I don't know"

[6]Survey asked respondents to select the three most important factors from the following list when interacting with a liquidity provider: "Offers liquidity in 30 days or less; Provides transparency into different liquidity options; Provides an instant estimate of my investment's liquidation value; Has a strong reputation amongst advisors; Has a strong reputation amongst fund General Partners; Is led by industry veterans; Adheres to a fiduciary standard; Allows me to conduct the entire process online, without requiring physical paperwork and/or in-person interactions; Makes the process simple; Makes the process cost-effective"

Leveraging Digital Technology to Provide a Simple & Rapid Exit

Faster liquidity timelines are made possible by Ben AltAccess™, the industry's first online secure AT&T(R) NetBond certified tech platform designed to deliver liquidity and related custody and trust services to owners of alternative investments

Other Liquidity Providers		Ben
14-31 Days	**Non-Disclosure Agreement** Instead of negotiating an NDA, customers upload asset documents through AltAccess to Ben's trust company, as qualified document custodian	0 Days
60-90 Days	**Underwriting** Ben's proprietary tech platform eliminates 3rd party intermediaries & provides underwriting for the Fiduciary Loan	1-29 Days
30-60 Days	**Negotiation & Documentation** Ben's transaction documentation is short, standardized and easily executed online through AltAccess	0 Days
1-9 Months	**Closing Process** Ben's proprietary ExAlt Plan effects the fiduciary transactions enabling the delivery of liquidity prior to the transfer of title of the customers alternative assets	1 Day
4-12+ MONTHS FOR LIQUIDITY	Individual Customer experience may vary	**TYPICALLY LESS THAN 30 DAYS**

Enhancing Client Experience & Speed of Liquidity

Platform allows the secure online delivery of documents and seeks a rapid approach to providing liquidity completed entirely through Ben AltAccess™

Customer | Ben

01 Customer establishes a "no fee" custody account with Ben's trust company which appoints Ben as its custodian, administrator and agent. This enables the customer to view all their holdings, receive asset news and information, and make liquidity requests.

02 Upon a liquidity request, Ben conducts underwriting, typically complete in less than 30 days. Once complete, a proposal is delivered with consideration options (i.e. cash, securities or a combination thereof)

03 Customer reviews proposal and selects desired offer. Customer accepting offer signs the automatically generated transaction documents, which are then delivered to Ben for execution.

04 Ben countersigns and delivers completed transaction documents to customer.

05 Customer receives consideration in exchange for their Alternative Asset(s). The liquidity transaction is complete.

06 Ben conducts its post transaction closing process whereby Ben's trust company works to effect transfer and assignment of legal title, enabling the mechanics of the transaction to the ExAlt Trusts.

Individual Customer experience may vary

Developing an End-to-End Digital Platform Structured to Ultimately Create Flywheel Effect Across Ecosystem

Groundbreaking AltAccess™ digital liquidity platform designed to drive complementary lines of business

AltQuote®

AltQuote is under development and is being designed to:
- Provide potential Customers with online indicative quotes of potential consideration value of their Alternative Assets
- Deliver indicative quotes on approximately 57,000 Alternative Asset funds
- Permit users to commence a liquidity transaction after receiving an indicative quote

Ben Markets

Ben Markets provides:
- Brokerage services for the distribution of Ben's securities and in connection with each liquidity transaction
- Transfer agent services that include certain accounting, payment agent, and other customary and bespoke services, including providing for the transfer of Alternative Assets to the ExAlt Trusts

Ben Markets intends to provide:
- A placement platform that connects "platform partner" investment fund sponsors with certain of our Customers for potential investments
- A placement platform facilitating cash investments in securities of Ben from time to time through Ben's captive broker-dealer

Ben Insurance

Ben Insurance intends to seek a captive insurance charter under Kansas law and, if it receives such charter, plans to offer the following to the ExAlt Trusts:
- Fiduciary Guardian insurance policy designed to insure against risks of loss related to asset manager malfeasance and contractual indemnification and exculpation obligations
- Surety insurance policy intended to insure against risks of loss attendant to the transfer of Alternative Assets
- Representation and Warranty insurance policy intended to insure against risk of loss related to certain representations and warranties made in connection with the transfer of Alternative Assets
- Credit Risk insurance policy intended to insure against losses related to certain loan defaults.



Customer Lead Generation
AltQuote®
Customer Engagement
Ben Custody
Customer Interaction
Ben Data
Customer Retention
Ben Markets
AltAccess®
Customer Protection
Ben Insurance
Customer Fulfillment
Ben Liquidity

Ben Custody

Ben Custody plans to offer additional products and services to customers other than the ExAlt Trusts in the future
- Consolidate Customers alternative assets into a single, secure custody account
- Custody of electronic data or physical securities certificates
- Specialized trust administrative services for MTHN & STMI investors
- Supervised by Kansas OSBC for BSA, AML & OFAC compliance and audited for SOC 2 Type 2 Certification

Ben Data

Ben Data's products and services, which Ben plans to initially offer to the ExAlt Trusts and custody account customers, are under development and are intended to include:
- Extensive reporting, analytics and research related to Alternative Assets
- Transparent data and information
- Outputs from algorithm based systems and methodologies covered by the OptimumAlt, AltC, and AlphaAlt provisional patent applications.

Ben Liquidity

Ben Liquidity provides financing to deliver simple, rapid and cost effective liquidity for investors in Alternative Assets that includes:
- Liquidity typically delivered to Customers in less than 30 days
- AltAccess platform delivering liquidity products and services has earned the AT&T NetBond Certification for Cybersecurity
- Transactions completed online through an end-to-end process subject to regulatory supervision
- Liquidity deployed from Ben's balance sheet that is intended to deliver cost-effective financings

Platform Would Drive Numerous Revenue Streams Across Ben's Operating Business

Diversified mix of revenue types delivered through end-to-end Ben AltAccess platform subject to regulatory oversight

BEN BUSINESS UNIT	CUSTOMER NEED	BEN ENTITY	APPLICABLE REGULATORS	TARGET REVENUE: 50% INTEREST	TARGET REVENUE: 50% RECURRING FEE
Ben AltAccess Enterprise end-to-end online platform empowering Ben's businesses and Customer facing applications	Online Platform Access	• Ben AltAccess, L.L.C.	• Kansas Office of the State Bank Commissioner (OSBC)[1]		✓
Ben Custody Full-service specialized trust administration, trustee services, reporting, and qualified custodial services	Custody and trust administration services[2]	• Beneficient Fiduciary Financial, L.L.C ; • Beneficient Administration & Clearing Company, L.L.C.	•OSBC[3]		✓
Ben Data Data collection, evaluation, and analytics	Data, analytics, alternative asset news, and research[4]	• Ben Data, L.L.C.			✓
Ben Liquidity Liquidity transactions, including fiduciary loans and related underwriting and risk management	Liquidity Solutions	• Beneficient Fiduciary Financial, L.L.C.[2]	•OSBC[5]	✓	
Ben Insurance (Future Ben Business Unit) Insurance policies covering risks attendant to owning, managing, and transferring Alternative Assets	Insurance Products[6]	• Beneficient Insurance Company, L.L.C.[7] • Private Equity National Indemnity Company, L.T.D.[9]	• Kansas Insurance Department[8] • Bermuda Monetary Authority (BMA)		✓
Ben Markets Broker-Dealer services effecting liquidity transactions and other securities sales	Brokerage and transfer agent services[10]	• Ben Securities Company, L.P. (Ben Securities) • Beneficient Transfer and Clearing Company, L.L.C.	• FINRA[11] • Securities and Exchange Commission (SEC)[12]		✓

[1]Aspects of the AltAccess Platform are subject to OSBC regulatory oversight as it is employed by Beneficient Fiduciary Financial, L.L.C., a Kansas Technology-Enabled Fiduciary Financial Institution Trust Company (TEFFI Trust Company)
[2]Currently provides its products and services to the ExAlt Trust and Customers in connection with liquidity transactions and Customer custody accounts
[3]In conducting its trustee, custodial, and other authorized operations, Ben's TEFFI Trust Company is regulated by the OSBC
[4]Currently offers its products and services to the ExAlt Trusts and plans to offer additional products and services to Customers and others in the future
[5]In conducting its fiduciary lending, and other authorized operations, Ben's TEFFI Trust Company is regulated by the OSBC
[6]Ben insurance is not yet operational and requires regulatory approval to become operational
[7]Plans to file an application for an insurance charter under the law of the state of Kansas to operate as a Kansas E-Commerce Fidfin Insurance Company
[8]If issued an insurance charter, the authorized activities would be regulated by the Kansas Insurance Department
[9]Holds a Bermuda Class 3 Insurance License, but would be regulated by BMA if authorized to conduct operations. Regulatory approval is required prior to conducting business activities
[10]Currently provides broker-dealer and transfer agent services
[11]In conducting its authorized activities, Ben Securities is regulated by FINRA
[12]In conducting its transfer agent business and other authorized activities Beneficient Transfer and Clearing Company is regulated by the SEC

Ben's Current and Planned Operating Businesses - Revenue Sources

Liquidity Transaction Participants

1. "Customer": a third-party owner of Alternative Assets, which is seeking liquidity
2. "Ben Businesses": each of Ben's operating subsidiary businesses
3. "ExAlt Trusts": a series of trusts established by customers effecting liquidity transactions with Ben that are beneficially owned by a designated Kansas charity, with Beneficient Fiduciary Financial, L.L.C (BFF) as trustee

Liquidity Transaction Overview

1. The Customer selects an available liquidity product and agrees to its consideration (cash, securities, or a combination thereof)
2. The Ben Businesses are engaged by the ExAlt Trusts to provide the fiduciary loan from its balance sheet and other products and services necessary for the ExAlt Trusts to purchase the Customer's Alternative Asset and provide for the administration of the trusts following closing
3. The ExAlt Trusts use cash distributions on their acquired Alternative Assets to make distributions to the Kansas Charity and pay its expense obligations to the Ben Businesses, including repayment of the fiduciary loan and other fees, as further described on the following slides.



Customer
ALTERNATIVE ASSET
CONSIDERATION
BENEFICIAL OWNER
Kansas Charity
Ben
ExAlt Trusts
Transaction and trust structure empowering customers with optionality to meet their liquidity needs
Fiduciary Loan
Ben Liquidity
Insurance Products & Services
Ben Insurance
Trust Admin Services
Ben Custody
Broker Dealer Products & Services
Ben Markets
Platform Products
AltAccess
Data Products & Services
Ben Data
BEN FOUNDATIONAL BUSINESS
BEN NEWLY FORMED BUSINESS
BEN FUTURE BUSINESS

Ben Operational Overview

Upon simultaneous execution of the transaction documents, Ben's trust company makes a fiduciary loan to the ExAlt Trusts, the Customer receives its consideration, and the ExAlt Trusts receive the Alternative Asset



2.5% to Beneficial Owner – Kansas Charity
Fiduciary Loan, Products & Services
Buys Alternative Asset from Customer
Ben
Ben
ExAlt Trusts
Customer
Interest and Fee Revenue
Customer receives consideration

- Ben's trust company makes Fiduciary Loans that finance the purchase of Alternative Assets from our customers
- Ben's other operating businesses provide a suite of transaction related products and services to the ExAlt Trusts and Customers in exchange for fees

- The Fiduciary Loans are made to a curated series of trusts (the ExAlt Trusts),
- The Fiduciary Loans are repaid from, and the product and service fees are paid by, the income the ExAlt Trusts earn on the Alternative Assets they purchased.

- Customers seeking an early exit from their Alternative Asset investments
- The ExAlt Trusts purchase the Alternative Assets from Customers in exchange for cash, equity or debt securities

Liquidity Transaction Planned Economics

All transaction related fees embedded into the determination of the Advance Rate, allowing customer to avoid out-of-pocket payment of fees

Ben ExchangeTrust® Hypothetical Liquidity Transaction[1]

Net Asset Value[2]:	$1,000,000	**Assumed Asset Growth:** 7.0% per annum
Unfunded Commitment[3]:	$100,000	**Years Until Final Distribution:** 5 years
Consideration[4]:	$750,000 Ben Common Stock	**Fiduciary Loan Amount[6]:** $750,000
Advance Rate[5]:	75%	**Weighted Average of Duration of Distributions:** 2.5 years

Based on hypothetical assumptions, over 5 years the Alternative Asset would distribute an aggregate of $1,188,529 to the ExAlt Trusts, as limited partner. This cash would be used to make distributions to the Kansas charity and pay its expenses to the Ben Businesses.

Revenue Summary

Total One-time Fees	$130,350
Total Recurring Fees	$50,632
Total Interest	$203,271
TOTAL REVENUES	$384,253
Fiduciary Financing Total Return	51%[9]

One-time Revenue of the Ben Businesses

Platform Fee	Fee for use of the AltAccess platform providing the end-to-end delivery of Ben's products and services	7%	$77,000
Transfer Agent fee	Fees for the transfer of Alternative Assets, trust and equity record holder admin, cash transfer admin and accounting, and related services	2%[7]	$22,000
Broker-Dealer Fee	Broker-dealer services performed in connection with the exchange of Alternative Assets and delivery of Consideration	2.6%[2]	$28,600
Insurance Premiums[8]	Premium for insurance policy covering risks related to the transfer of Alternative Assets	0.25%	$2,750

Recurring Revenue of the Ben Businesses[6]

Trust Administration Fee (Annual)	Full-service custody and trust administration services	0.9%	$26,039
Data Subscription Fee (Annual)	Subscription for Alternative Asset news, data and related proprietary metrics	0.3%	$8,680
Insurance Premiums[8] (Annual)	Premiums for insurance policies covering risks related to Alternative Asset ownership, credit exposure, and other	0.6%	$15,913
Fiduciary Loan Interest	Annual interest, accrued and capitalized as income and added to the principal balance of the Fiduciary Loan monthly	10%	$203,271
Charity	Distributions on all ExAlt Trust income to the Kansas Charity	2.5%	$29,713

NOTE: Actual revenue varies for a liquidity transaction based on actual Alternative Asset collateral performance in both amount realized and timing of such realizations. Economics from certain of the historical Fiduciary Loans differed from those presented on this slide.

[1] The listed data points are hypothetical inputs for illustrative purposes only, are not necessarily reflective of any historical liquidity transactions, or indicative of any future liquidity transactions. This hypothetical assumes any capital calls on the Unfunded Commitment are funded through distributions the ExAlt Trusts receive and not through additional advances under the Fiduciary Loan.
[2] NAV: The net asset of the Customers Alternative Asset at the time of the transaction.
[3] Unfunded Commitment: The unfunded capital commitment of the Alternative Asset at the time of the transaction.
[4] Consideration: The dollar amount of consideration received by the Customer for exchanging their Alternative Asset.
[5] Advance Rate: The percentage equal to the dollar amount of the Consideration divided by the NAV.
[6] Assumes the planned Ben businesses have launched. The fee and interest percentages identified herein are not reflective of those used for historical liquidity transactions, and are reflective of the interest and fee percentages that would be applicable once each of the Ben Businesses are operational and engaged in a liquidity transaction.
[7] Transfer Agent fee and Broker-Dealer fees are 0.5% for LiquidTrust and 2% for ExchangeTrust and 0.1% for LiquidTrust and 2.6% for ExchangeTrust fees, respectively.
[8] Ben Insurance is not operational and requires regulatory approval prior to becoming operational.
[9] The percentage equal to the aggregate return on the fiduciary financing upon final distribution of the Alternative Asset to the ExAlt Trusts.

Four Distinct and Complementary Channels of Originations

Approximately $7.5B[1] of NAV sourced by Ben for Fiduciary Loan Collateral Underwriting directly through these 4 channels since 2020[1]

$4.3B

National, dedicated coverage model supporting:
- MHNW individual investors
- Family offices
- Institutional investors
- Professional service providers
- Secondary advisory and marketplace service providers
- Insurance companies

$2.6B

Flexible, customized liquidity solutions for GPs:
- Preferred liquidity provider program
- GP carry liquidity
- GP structured growth transactions



ADVISORY
DIRECT TO INVESTOR
GENERAL PARTNER SOLUTIONS
PREFERRED PARTNERS

$86M

Direct investor access through Ben's secure online client portal:
- AltQuote expected to launch Q4 2022
- TrustBen.com

$545M

Strategic, enterprise engagements:
- Wealth management firms including registered investment advisors, broker-dealers, private banks
- Sponsor firms
- AI platform and service providers
- Investment consultants
- Ben AltTrading platform exclusively available to select partners

[1]As of June 2022 and reflects fund assets previously sourced by originations and submitted by customers to Ben underwriting and risk teams for collateral diligence and valuation. There can be no assurance that assets be deemed acceptable collateral from a fiduciary loan after diligence, that the parties will reach a mutually acceptable valuation or that both parties will determine to transact. Such amounts only represent fund assets sourced for potential liquidity transactions since 2020 and do not represent an indication of potential liquidity transactions in the future

Experienced Board of Directors

Brad K. Heppner

DIRECTOR, CEO AND CHAIRMAN OF THE BOARD

30+ years alternative asset and financial institutions experience, Chairman of the Board and CEO, Prior: Founder and CEO of The Crossroads Group; Founder of Capital Analytics; previously with Bain & Company, MacArthur Foundation and Goldman Sachs

Emily Bowersock Hill

DIRECTOR

20+ years retail financial services experience. Founding Partner, Bowersock Capital Partners (DBA Sanctuary Wealth Management). Prior: Executive Director, Senior Portfolio Manager and Family Wealth Director – Morgan Stanley; Engagement Manager – McKinsey & Company; Research Associate – International Security Studies, Yale University.

Thomas O. Hicks

DIRECTOR

Private equity industry pioneer with 30+ years private equity investment experience. Founder and Chairman, Hicks Holdings, LLC. Prior: Founder of Hicks, Muse, Tate and Furst; Co-Founder and Co-Chairman of Hicks & Haas; Board of Directors, Carpenter Technology Corporation.



Ben
BOARD

Peter T. Cangany, Jr.

DIRECTOR

Insurance entities, audit and accounting. Board of Trustees, Finance Committee Chair. Franklin College. Prior: Partner of Ernst & Young, LLP.

Richard W. Fisher

DIRECTOR

Banking executive, corporate governance expert and former President and Chief Executive Officer of the Federal Reserve Bank of Dallas. Mr. Fisher currently serves as President and Chief Executive Officer of RWF Financial, Inc., a Senior Adviser to Barclays PLC, a director on the Board of Directors of Tenet Health Care (NYSE: THC) and Warner Brothers Discovery (NASDAQ: WBD) and previously served as a director on the Board of Directors of AT&T (NYSE: T) and PepsiCo (NASDAQ: PEP).

James G. Silk

EVP AND CHIEF LEGAL OFFICER, DIRECTOR

25+ years of experience in the investment management and financial services industry. Prior: Willkie Farr & Gallagher LLP; Shearman & Sterling LLP

Dennis P. Lockhart

DIRECTOR

Private equity investment experience, financial services, international finance. Board of Directors, St. Joseph's Health System, PrimeRevenue, Invesco Mortgage Capital, and Pensare Acquisition Corp. Prior: President and CEO, Federal Reserve Bank of Atlanta; Member, Federal Open Market Committee.

Derek Fletcher

PRESIDENT AND CHIEF FIDUCIARY OFFICER, DIRECTOR

25+ years of sophisticated estate planning, wealth structuring and fiduciary advisory services. Prior: US Trust - Bank of America Private Wealth Management; Winstead, PC; Coopers & Lybrand

Bruce W. Schnitzer

DIRECTOR

30+ years private equity investment experience, insurance and other specialty financial services. Chairman, Wand Partners; Chairman, The Institute of Human Origins. Prior: President and CEO of Marsh, Inc.; CFO of Marsh & McLennan Companies, Inc.; Head of M&A for Morgan Guaranty Trust Company (J.P. Morgan)

2 Open

Seats 10-11

Avalon has the right to designate two additional board members at closing

Strong Management Team

Brad K. Heppner
CHIEF EXECUTIVE OFFICER
30+ years industry experience in finance and the alternative asset space

The Crossroads Group | Goldman Sachs | BAIN & COMPANY | MacArthur Foundation | capital analytics

Derek L. Fletcher
PRESIDENT & CHIEF FIDUCIARY OFFICER WEALTH STRATEGIES DIRECTOR
25+ years industry experience in wealth management and fiduciary advisory services

U.S. TRUST Bank of America Private Wealth Management | WINSTEAD ATTORNEYS | Coopers & Lybrand

James G. Silk
EXECUTIVE VICE PRESIDENT & CHIEF LEGAL OFFICER
20+ years industry experience in investment management and financial services

WILLKIE FARR & GALLAGHER LLP | SHEARMAN & STERLING



Ben
LEADERSHIP

Jeff Welday
GLOBAL HEAD OF ORIGINATIONS & DISTRIBUTION*
25+ years industry experience in investment management

Invesco | Morgan Stanley | JPMorgan Chase & Co.

Gregory W. Ezell
CHIEF FINANCIAL OFFICER
20+ years industry experience in accounting and finance

PureGen Group | Homeward Residential | KPMG

Maria S. Rutledge
CHIEF TECHNOLOGY OFFICER
20+ years industry experience in information services

MUFG | Michaels | XO | SIEBEL

Art Damoulakis
GENERAL COUNSEL
13+ years industry experience in financial services

EJF Investments Manager LLC | WILLKIE FARR & GALLAGHER LLP

Scott Wilson
CHIEF UNDERWRITING OFFICER
20+ years industry experience in the alternative asset investment space

HIGHLAND CAPITAL MANAGEMENT | McKinsey & Company

Sam Hikspoors
CREDIT RISK OFFICER & MANAGING DIRECTOR**
15+ years industry experience in alternative investments, risk and quant strategies

SAGE Invest with Wisdom | Invesco | RGM Advisors, LLC | CPP Investments

*Mr. Welday is President of Ben Securities Company, L.P. Member FINRA/SIPC.

Fiduciary Loan Portfolio Characteristics

As of June 30, 2022, the charts below present the Loan Portfolio's relative exposure by certain characteristics (percentages determined by aggregate Fiduciary Loan Portfolio principal balance, which includes the exposure to interests in certain of our former affiliates' equity and debt securities composing part of the Fiduciary Loan Portfolio)

Industry Sector[1]



Divers. Financials
33%
Software & Services
16%
Energy
6%
Telecom. Svcs
5%
Food & Staples Retailing
5%
Utilities
4%
Semiconduct. & Equip.
4%
Capital Goods
4%
Health Care Equip. & Svcs
3%
Consumer Durables & Apparel
2%
N/A (e.g., Escrow, Earnouts)
2%
Materials
2%
2%
Real Estate
Other
11%

Geography[2]



North America
70%
Asia & Pacific
13%
South America
6%
Europe
10%
Africa
1%

Investment Strategy[3]



Private Equity - Growth
31%
Venture Capital - Late Stage
26%
Private Debt
12%
Hedge Fund
8%
Venture Capital - Early Stage
7%
Private Equity - Buyout
6%
Natural Resources
5%
Private Real Estate
2%
Net Other Assets, Earnouts, Escrows
2%

Status[4]



Public
12%
Private
88%

As of June 30, 2022. Represents the characteristics of professionally managed funds and investments in the Collateral (defined as follows) portfolio. The Collateral for the ExAlt PlanTM Loans in the Loan Portfolio is comprised of a diverse portfolio of direct and indirect interests (through various investment vehicles, including, limited partnership interests and private and public equity and debt securities, which include our and our affiliates' or our former affiliates' securities), primarily in third-party, professionally managed private funds and investments. Loan balances used to calculate the percentages reported in the pie charts are loan balances including allowance for loan losses, and as of June 30, 2022, the total allowance for loan losses was $80.8 million, for a total gross loan balance of $484.4 million and a loan balance net of allowance for loan losses of $403.6 million.

[1] Industry sector based on GICS® Level 2 classification "Other" classification reflects companies in the GICS classifications categories of Automobiles & Components, Banks, Commercial & Professional Services, Consumer Services, Food, Beverage & Tobacco, Household & Personal Products, Insurance, Media & Entertainment, Pharmaceuticals, Biotechnology & Life Sciences, Retailing, Tech Hardware & Equipment, and Transportation. N/A includes investments assets that Ben management has determined do not have an applicable GICS Level 2 classification, such as Net Other Assets and investments that are not operating companies.

[2] Geography reflects classifications determined by Ben management, based on each underlying investment.

[3] Investment Strategy Type reflects classifications based on each company's current investment strategy stage as determined by Ben management.

[4] Included in the 88% classified as "Private" is 6% (of the total) that are limited partnership interests in other funds where further detail on the underlying holdings of these funds is not available.

Fiduciary Loan Collateral Characteristics

As of June 30, 2022, the charts below present certain characteristics of the professionally-managed private funds composing part of the ExAlt Loan Collateral Portfolio (percentages determined by net asset value and excludes interests in certain of our former affiliates' equity and debt securities composing part of the collateral of the Fiduciary Loans):

Industry Sector[1]



Retailing
Commercial & Prof Svcs
Other
Pharm, Biotech & Life Sci
Real Estate
N/A (e.g., Escrow, Earnouts)
Materials
Consumer Durables & Apparel
Semiconduct & Equip
Telecom Svcs
Health Care Equip & Svcs
Utilities
Capital Goods
Energy
Food & Staples Retailing
Divers Finanicals
Software & Services
20%
17%
7%
6%
6%
6%
5%
5%
4%
3%
2%
2%
2%
2%
2%
2%
9%

Geography[2]



Europe
Africa
1%
12%
South America
8%
15%
Asia & Pacific
65%
North America

Investment Strategy[3]



Private Real Estate
Private Debt
Natural Resources
Private Equity - Buyout
3%
0%
6%
2%
8%
Venture Capital - Late Stage
31%
Venture Capital - Early Stage
10%
10%
Hedge Fund
28%
Private Equity - Growth

Status[4]



Public
8%
92%
Private

330 Funds[5] 1,128 Investments[6]

As of June 30, 2022. Represents the characteristics of the third-party, professionally managed funds and investments. Excludes interests in certain of our and our affiliates or former affiliates' equity and debt securities. In the Collateral (defined as follows) portfolio. The Collateral for the ExAlt PlanTM Loans in the Loan Portfolio is comprised of a diverse portfolio of direct and indirect interests (through various investment vehicles, including, limited partnership interests and private and public equity and debt securities, which include our and our affiliates' securities), primarily in third-party, professionally managed private funds and investments. As of June 30, 2022, such third-party, professionally managed private fund and investments comprise 83% of the Collateral, with the remainder being comprised of indirect interests in certain of our and our affiliates or our former affiliates' equity and debt securities. The vintages of these funds and investments in the Collateral portfolio ranged from 1993 to 2021.

[1] Industry sector based on GICS® Level 2 classification. "Other" classification reflects companies in the GICS classifications categories of Automobiles & Components, Banks, Consumer Services, Food, Beverage & Tobacco, Household & Personal Products, Insurance, Media & Entertainment, Tech Hardware & Equipment, and Transportation. N/A includes investments assets that Ben management has determined do not have an applicable GICS Level 2 classification, such as Net Other Assets and investments that are not operating companies.

[2] Geography reflects classifications determined by Ben management, based on each underlying investment. Investments reflect the assets listed by the general partner of a fund as held by the fund and have a positive or negative net asset value. Typical assets include portfolio companies, limited partnership interests in other funds, and net other assets, which are a fund's cash and other current assets minus liabilities.

[3] Investment Strategy Type reflects classifications based on each company's current investment strategy stage as determined by Ben management.

[4] Included in the 92% classified as "Private" is 8% (of the total) that are limited partnership interests in other funds where further detail on the underlying holdings of these funds is not available.

[5] Includes limited partnership interests in funds held directly in the collateral portfolio and funds held indirectly in the collateral portfolio through other entities, including special purpose vehicles and other funds.

[6] Investments reflect the assets listed by the general partner of a fund as held by the fund and have a positive or negative net asset value. Typical assets include portfolio companies, limited partnership interests in other funds, and net other assets, which are a fund's cash and other current assets minus liabilities.

Multiple Competitive Advantages



Technology
Intellectual Property
Anticipated Public Listing
Statutory
Regulatory
Company Structure
Ben

Beneficient Investment Highlights

Unique, Disruptive Business Model

- Financing simple, rapid alternative investment liquidity solutions for a large, growing addressable market
- Innovative fintech platform delivering consistent product and service fee revenue and loan interest revenue[1] to our business units
- First mover advantage for our target market

Significant Market Opportunity

- $11.9 trillion[2] alternative assets held by investors globally (Ben estimates $2.1 trillion[3] held by Ben's current target market of medium-to-high net worth investors and small-to-medium institutions)
- Ben estimates annual target market demand for liquidity is $51B in 2022, and estimates it to grow to $106B by 2027
- Market study commissioned by Ben concludes that MHNW investors desire a simple, rapid and cost-effective approach to liquidity which until now has not existed[4]

Competitive Advantages

- Industry's only regulated trust company acting as principal and fiduciary to provide alternative asset liquidity
- Financed transactions that delivered liquidity on approximately $1.1 billion net asset value of alternative assets since 2017
- Complete end-to-end digital platform utilizing proprietary systems, methodologies, and algorithms

Strong Team

- Led by CEO & Founder with proven track record of launching and growing alternative asset businesses
- World-class board of directors with extensive industry experience, including two former Federal Reserve Bank presidents
- Deeply experienced and stable leadership team with related industry expertise across key verticals

[1]From entities eliminated in consolidation
[2]$11.9 trillion figure is from Preqin
[3]Source: Ben's estimates in calculating MHNW and STMI assets allocated to alternatives, which use data from Capgemini, Preqin, EurekaHedge, and Credit Suisse
[4]Source: The Ben Liquidity Report: Alternative Asset Investors, Their Wealth Behaviors and Attitudes

Thank You



Questions?
askben@beneficient.com

CERTAIN FINANCIAL INFORMATION

Appendix

Historical Business Unit Financial Information - March 31, 2022

FOR THE THREE MONTHS ENDED MARCH 31, 2022 (UNAUDITED)	Ben Liquidity	Ben Custody Admin	Ben Insurance Services	Ben Markets	Total Ben Business Units	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Total
External revenues									
Investment income (loss), net	$ -	$ -	$ -	$ -	$ -	$ (10,811,065)	$ -	$ -	$ (10,811,065)
Loss on investment in public equity securities and option	-	-	-	-	-	(44,661,179)	(11,350,000)	-	(56,011,179)
Interest income	-	-	-	-	-	-	73,452	-	73,452
Trust services and administration revenues	121,014	7,500	-	-	$128,154	-	-	-	128,514
Other income	-	-	-	-	-	-	1,650	-	1,650
Intersegment revenues									
Interest income, net of allowance	17,790,164	-	-	-	17,790,164	-	-	(17,790,164)	-
Trust and administration revenues	-	8,407,723	-	-	8,407,723	-	-	(8,407,723)	-
Total revenues	17,911,178	8,415,223	-	-	26,326,401	(55,472,243)	(11,274,898)	(26,197,887)	(66,618,627)
External expenses									
Employee compensation and benefits	2,199,694	516,647	-	-	2,716,342	-	7,408,767	-	10,125,109
Professional services	914,950	445,527	118,009	219,201	1,697687	-	3,751,079	-	5,448,767
Interest expense	537,535	-	-	-	537,535	1,046,339	526,349	-	2,110,223
Provision for credit losses	-	-	-	-	-	4,942,969	4,440,128	-	9,383,097
Other expenses	436,373	152,174	-	-	588,547	1,859,990	3,699,143	-	6,147,681
Intersegment expenses									
Interest expense	-	-	-	-	-	24,693,502	-	(24,693,502)	-
Provision for credit losses	34,120,747	-	-	-	34,120,747	-	-	(34,120,747)	-
Other expenses	-	-	-	-	-	5,767,344	-	(5,767,344)	-
Total expenses	38,209,300	1,114,348	118,009	219,201	39,660,858	38,310,144	19,825,467	(64,581,593)	33,214,876
Operating income (loss)	$ (20,298,122)	$ 7,300,875	$ (118,009)	$ (219,201)	$ (13,334,458)	$ (93,782,387)	$ (31,100,365)	$ 38,383,706	$ (99,833,503)
AS OF MARCH 31, 2022 (UNAUDITED)									
Loans to Customer ExAlt Trusts, net	$ 418,792,680	$ -	$ -	$ -	$ 418,792,680	$ -	$ -	$(418,792,680)	$ -
Investments, at fair value	-	-	-	-	-	659,921,710	14,249,000	-	674,170,710
Other assets	31,562,535	46,932,530	21,672	315,231	78,831,968	18,901,789	43,349,244	(45,094,556)	95,988,444
Goodwill STET	-	-	3,100,000	-	3,100,000	-	2,367,750,315	-	2,370,850,315
Total Assets	$ 450,355,215	$ 46,932,530	$ 3,121,672	$ 315,231	$ 500,724,648	$ 678,823,499	$2,425,348,559	$(463,887,236)	$3,141,009,469

Historical Business Unit Financial Information - December 31, 2021

FOR THE YEAR ENDED DECEMBER 31, 2021 (UNAUDITED)									
	Ben Liquidity	Ben Custody Admin	Ben Insurance Services	Ben Markets	Total Ben Business Units	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Total
External revenues									
Investment income (loss), net	$ -	$ -	$ -	$ -	$ -	$ 15,533,801	$ -	$ -	$ 15,533,801
Loss on investment in public equity securities	-	-	-	-	-	29,511,792	7,500,000	-	37,011,792
and option	-	-	-	-	-	1,934,822	287,927	-	2,222,749
Interest income									
Trust and administration revenues	509,652	30,000	-	-	539,652	-	-	-	539,652
Other income	-	-	-	-	-	-	2,200	-	2,200
Intersegment revenues									
Interest income, net of allowance	55,928,824	-	-	-	55,928,824	-	-	(55,928,824)	-
Trust and administration revenues	-	20,257,531	-	-	20,257,531	-	-	(20,257,531)	-
Total segment revenues	56,438,476	20,287,531	-	-	76,726,007	46,980,414	7,790,127	(76,186,355)	55,310,194
External expenses									
Employee compensation and benefits	8,327,595	2,030,630	-	-	10,358,225	-	38,164,985	-	48,523,211
Professional services	3,100,284	1,551,783	364,504	368,169	5,384,740	350,135	12,066,399	-	17,801,274
Interest expense	12,811,860	-	-	-	12,811,860	-	14,644,742	-	27,456,602
Provision for credit losses	-	-	-	-	-	13,726,013	5,029,046	-	18,755,059
Other expenses	2,126,688	512,279	-	-	2,638,967	694,563	10,560,925	-	13,894,454
Intersegment expenses									
Interest expense	-	-	-	-	-	70,963,031	-	(70,963,031)	-
Provision for credit losses	8,880,951	-	-	-	8,880,951	-	-	(8,880,951)	-
Other expenses	-	-	-	-	-	12,179,583	-	(12,179,583)	-
Total expenses	35,247,378	4,094,693	364,504	368,169	40,074,744	97,913,325	80,466,097	(92,023,565)	126,430,601
Operating income (loss)	$ 21,191,098	$ 16,192,838	$ (364,504)	$ (368,169)	$ 36,651,264	$ (50,932,910)	$ (72,675,969)	$ 15,837,209	$ (71,120,407)
AS OF DECEMBER 31, 2021 (UNAUDITED)									
Loans to Customer ExAlt Trusts, net	$ 508,908,935	$ -	$ -	$ -	$ 508,908,935	$ -	$ -	$(508,908,935)	$ -
Investments, at fair value	-	-	-	-	-	733,487,941	24,975,000	-	758,462,941
Other assets	5,575,886	59,858,010	1,768	37,931	65,473,594	35,692,347	12,922,945	(59,858,010)	54,230,876
Goodwill and intangible assets, net	-	-	3,100,000	-	3,100,000	-	2,367,750,315	-	2,370,850,315
Total Assets	$ 514,484,820	$ 59,858,010	$ 3,101,768	$ 37,931	$ 577,482,529	$ 769,180,288	$ 2,405,648,260	$ (568,766,944)	$ 3,183,544,132

Historical Business Unit Financial Information - December 31, 2020

FOR THE YEAR ENDED DECEMBER 31, 2020 (UNAUDITED)									
	Ben Liquidity	Ben Custody Admin	Ben Insurance Services	Ben Markets	Total Ben Business Units	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Total
External revenues									
Investment income (loss), net	$ -	$ -	$ -	$ -	$ -	$ 132,619,612	$ -	$ -	$ 132,619,612
Loss on investment in public equity securities and option	-	-	-	-	-	(23,595,448)	(7,075,000)	-	(30,670,448)
Interest income	-	-	-	-	-	2,080,896	1,188	-	2,082,084
Trust services and administration revenues	-	30,068	-	-	30,068	-	-	-	30,068
Other income	-	-	-	-	-	-	36,266,997	-	36,266,997
Intersegment revenues									
Interest income, net of allowance	52,101,196	-	-	-	52,101,196	-	-	(52,101,196)	-
Trust and administration revenues	-	19,379,462	-	-	19,379,462	-	-	(19,379,462)	-
Total revenues	52,101,196	19,409,530	-	-	71,510,726	111,105,061	29,193,185	(71,480,658)	140,328,314
External expenses									
Employee compensation and benefits	6,216,088	1,915,420	-	-	8,131,508	-	120,449,996		
Professional services	3,656,236	1,189,848	164,704	49,946	5,060,733	-	13,933,928	-	128,581,503
Interest expense	11,496,213	-	-	-	11,496,213	4,675,169	16,379,897	-	18,994,661
Other expenses	(164,575)	382,409	-	-	217,833	501,982	6,892,558	-	32,551,279
								-	7,612,373
Intersegment expenses									
Interest expense	-	-	-	-	-	63,462,886	-	(63,462,886)	-
Provision for credit losses	5,378,262	-	-	-	5,378,262	-	-	(5,378,262)	-
Other expenses	-	-	-	-	-	12,177,256	-	(12,177,256)	-
Total segment expenses	26,582,223	3,487,676	164,704	49,946	30,284,549	80,817,292	157,656,378	(81,018,404)	187,739,816
Operating income (loss)	$ 25,518,973	$ 15,921,854	$ (164,704)	$ (49,946)	$ 41,226,177	$ 30,287,768	$ (128,463,194)	$ 9,537,745	$ (47,411,503)
AS OF DECEMBER 31, 2020 (UNAUDITED)									
Loans to Customer ExAlt Trusts, net	$ 239,067,055	$ -	$ -	$ -	$ 239,067,055	$ -	$ -	$(239,067,055)	$ -
Investments, at fair value	-	-	-	-	-	392,461,888	17,475,000	-	409,936,888
Other assets	11,679,506	33,321,122	24,744	184,504	45,209,876	6,199,073	17,528,451	(33,750,543)	35,186,857
Goodwill and intangible assets, net	-	-	3,100,000	-	3,100,000	-	2,368,098,509	-	2,371,198,509
Total Assets	$ 250,746,560	$ 33,321,122	$ 3,124,743	$ 184,504	$ 287,376,930	$ 398,660,961	$ 2,403,101,960	$ (272,817,597)	$ 2,816,322,254

Beneficient Historical Financial Information – 1 of 2

Ben Business Unit Revenues, excluding GWG and Non Recurring Items[1]	For the three months ended March 31, 2022 (unaudited)	For the year ended December 31, 2021 (unaudited)	For the year ended December 31, 2020 (unaudited)
Ben Liquidity	$ 17,911,178	$ 56,438,476	$ 52,101,196
Ben Custody & Data[3]	8,415,223	20,287,531	19,409,530
Ben Insurance Services	-	-	-
Ben Markets	-	-	-
Total Ben Business Unit Revenues, excluding GWG and Non Recurring Items	$ 26,326,401	$ 76,726,007	$ 71,510,726
Ben Business Unit Operating Income (Loss), excluding GWG and Non Recurring Items[2]	(unaudited)	(unaudited)	(unaudited)
Ben Liquidity	$ 10,402,590	$ 22,238,953	$ 26,166,321
Ben Custody & Data	7,300,875	16,192,838	15,921,854
Ben Insurance Services	(118,009)	(364,504)	(164,704)
Ben Markets	(219,201)	(368,169)	(49,946)
Total Ben Business Unit Operating Income (Loss), excluding GWG and Non Recurring Items	$ 17,366,255	$ 37,699,119	$ 41,873,525
Consolidated Financial Information	(unaudited)	(unaudited)	(audited)
GAAP Revenue	$ (66,618,627)	$ 55,310,194	$ 140,328,314
GAAP Operating Income (Loss)	(99,833,503)	(71,120,407)	(47,411,503)
			(unaudited)
Revenue, excluding GWG and Non Recurring Items[1]	(10,607,449)	11,188,713	39,822,964
Operating Income (Loss), excluding GWG and Non Recurring Items[2]	(31,610,618)	(58,198,564)	(16,564,743)

[1]For a reconciliation of Revenue, excluding GWG and non recurring items and Ben Business Unit Revenues excluding GWG and non recurring items, see Non GAAP Reconciliation in the Appendix.
[2]For a reconciliation of Operating Income (Loss) excluding GWG and non recurring items and Ben Business Unit Operating Income (Loss) excluding GWG and non recurring items, see Non GAAP Reconciliation in the Appendix.
[3]Includes amortization of contractual billings on upfront fees supporting our AltAccess Digital Platform of $2,640,379; $7,827,322; and $7,140,261 for the periods ending March 31, 2022; December 31, 2021; and December 31, 2020, respectively. Contractual billings on upfront fees supporting our AltAccess Digital Platform were $838,123; $27,307,037, and $ - for the periods ending March 31, 2022; December 31, 2021; and December 31, 2020, respectively. These fees are amortized over a period of approximately 7-8 years for accounting for our business units. Upfront fees are eliminated in our consolidated financial statements.

Beneficient Historical Financial Information – 2 of 2

Ben Business Unit Assets		For the three months ended March 31, 2022 (unaudited)		For the year ended December 31, 2021 (unaudited)		For the year ended December 31, 2020 (unaudited)
Ben Liquidity	$	450,355,215	$	514,484,820	$	250,746,560
Ben Custody & Data		46,932,530		59,858,010		33,321,122
Ben Insurance Services		3,121,672		3,101,768		3,124,743
Ben Markets		315,231		37,931		184,504
Total Ben Business Unit Assets		500,724,648		577,482,529		287,376,930
Other Key Financial Information		(unaudited)		(unaudited)		(audited)
Loans to Customer ExAlt Trusts, net[1]	$	418,792,680	$	508,908,935	$	239,067,055
Fees receivable from Customer ExAlt Trusts[1]		44,207,503		59,008,986		33,250,961
Investments held by Customer ExAlt Trusts		659,921,710		733,487,941		385,444,414
Deferred revenue related to upfront fees charged to Customer ExAlt Trusts[1]		51,433,837		54,074,216		34,063,020

[1]Amounts denoted are eliminated upon the consolidation of the Customer ExAlt Trusts for financial reporting purposes under US GAAP.

Non-GAAP Reconciliation: 1 of 3

FOR THE THREE MONTHS ENDING MARCH 31, 2022 (UNAUDITED)	Ben Liquidity	Ben Custody Admin	Ben Insurance Services	Ben Markets	Total Ben Business Units	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Total
Revenue to Revenue, excluding GWG and Non Recurring Items									
Revenue	$ 17,911,178	$ 8,415,223	$ -	$ -	$ 26,326,401	$ (55,472,243)	$ (11,274,898)	$ (26,197,887)	$ (66,618,627)
Less: Investment income (loss) from GWG[1]	-	-	-	-	-	44,661,179	11,350,000	-	56,011,179
Revenue, excluding GWG and Non Recurring Items	$ 17,911,178	$ 8,415,223	$ -	$ -	$ 26,326,401	$ (10,811,065)	$ 75,102	$ (26,197,887)	$ (10,607,449)
Operating Income (loss) to Operating Income (loss), excluding GWG and Non Recurring Items									
Operating Income (loss)	$ (20,298,122)	$ 7,300,875	$ (118,009)	$ (219,201)	$ (13,334,458)	$ (93,782,387)	$ (31,100,365)	$ 38,383,706	$ (99,833,503)
Less: Investment income (loss) from GWG[1]	-	-	-	-	-	44,661,179	11,350,000	-	56,011,179
Less: intersegment provision for credit losses related to collateral comprised of GWG securities[2]	30,700,713	-	-	-	30,700,713	-	-	(30,700,713)	-
Less: Non-cash share-based compensation expense[3]	-	-	-	-	-	-	2,828,610	-	2,828,610
Less: Provision for credit losses related to GWG on Shared Service Agreement receivables[4]	-	-	-	-	-	-	4,440,128	-	4,440,128
Less: Provision for credit losses related to GWG on L Bonds held in Customer ExAlt Trusts[5]	-	-	-	-	-	4,942,969	-	-	4,942,969
Operating Income (loss), excluding GWG and Non Recurring Items	$ 10,402,590	$ 7,300,875	$ (118,009)	$ (219,201)	$ 17,366,255	$ (44,178,240)	$ (12,481,627)	$ 7,682,994	$ (31,610,618)

[1]Revenue from GWG represents mark to market adjustments arising from investments in GWG's common stock and L Bonds.
[2]Represents adjustment to remove the intersegment provision for loan losses directly attributable to loan collateral comprised of GWG common stock and L Bonds. Intersegment provision for loan losses are eliminated in consolidation.
[3]Represents non-cash share based compensation expense recognized under applicable accounting standards.
[4]Represents credit losses related to amounts due from GWG under the Shared Service agreement for which collectability was considered impaired due to GWG's bankruptcy in April 2022.
[5]Represents other than temporary impairment on GWG L Bonds that is reflected in our income statement.

Non-GAAP Reconciliation: 2 of 3

FOR THE YEAR ENDED DECEMBER 31, 2021 (UNAUDITED)	Ben Liquidity	Ben Custody Admin	Ben Insurance Services	Ben Markets	Total Ben Business Units	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Total
Revenue to Revenue, excluding GWG and Non Recurring Items									
Revenue	$ 56,438,476	$ 20,287,531	$ -	$ -	$ 76,726,007	$ 46,980,414	$ 7,790,127	$ (76,186,355)	$ 55,310,194
Less: Investment income (loss) from GWG[1]	-	-	-	-	-	(29,511,792)	(7,500,000)	-	(37,011,792)
Less: Interest income on GWG bonds[2]	-	-	-	-	-	(7,109,689)	-	-	(7,109,689)
Revenue, excluding GWG and Non Recurring Items	$ 56,438,476	$ 20,287,531	$ -	$ -	$ 76,726,007	$ 10,358,934	$ 290,127	$ (76,186,355)	$ 11,188,713
Operating Income (loss) to Operating Income (loss), excluding GWG and Non Recurring Items									
Operating Income (loss)	$ 21,191,098	$ 16,192,838	$ (364,504)	$ (368,169)	$ 36,651,264	$ (50,932,910)	$ (72,675,969)	$ 15,837,209	$ (71,120,407)
Less: Investment income (loss) from GWG[1]	-	-	-	-	-	(29,511,792)	(7,500,000)	-	(37,011,792)
Less: Interest income on GWG bonds[2]	-	-	-	-	-	(7,109,689)	-	-	(7,109,689)
Less: intersegment provision for credit losses related to collateral comprised of GWG securities[3]	1,047,855	-	-	-	1,047,855	-	-	(1,047,855)	-
Less: Non-cash share-based compensation expense[4]	-	-	-	-	-	-	23,152,620	-	23,152,620
Less: Provision for credit losses related to GWG on Shared Service Agreement receivables[5]	-	-	-	-	-	-	5,029,046	-	5,029,046
Less: Provision for credit losses related to GWG on L Bonds held in Customer ExAlt Trusts[6]	-	-	-	-	-	13,726,013	-	-	13,726,013
Less: Interest expense on commercial loan agreement with GWG[7]	-	-	-	-	-	-	14,644,008	-	14,644,008
Less: Nonrecurring organizational costs[8]	-	-	-	-	-	-	491,637	-	491,637
Operating Income (loss), excluding GWG and Non Recurring Items	$ 22,238,953	$ 16,192,838	$ (364,504)	$ (368,169)	$ 37,699,119	$ (73,828,378)	$ (36,858,659)	$ 14,789,354	$ (58,198,564)

[1]Revenue from GWG represents mark to market adjustments arising from investments in GWG's common stock and L Bonds.
[2]Represents interest income on L Bonds held by the Customer ExAlt Trusts
[3]Represents adjustment to remove the intersegment provision for loan losses directly attributable to loan collateral comprised of GWG common stock and L Bonds. Intersegment provision for loan losses are eliminated in consolidation.
[4]Represents non-cash share based compensation expense recognized under applicable accounting standards.
[5]Represents credit losses related to amounts due from GWG under the Shared Service agreement for which collectability was considered impaired due to GWG's bankruptcy in April 2022.
[6]Represents other than temporary impairment on GWG L Bonds that is reflected in our income statement.
[7]Represents interest expense incurred on the commercial loan agreement with GWG, which was settled in 2021 for Ben common units.
[8]Represents discrete costs, principally comprised of legal fees, associated with our organizational and other non-recurring activities.

Non-GAAP Reconciliation: 3 of 3

FOR THE YEAR ENDED DECEMBER 31, 2020 (UNAUDITED)

	Ben Liquidity	Ben Custody Admin	Ben Insurance Services	Ben Markets	Total Ben Business Units	Customer ExAlt Trusts	Corporate & Other	Consolidating Eliminations	Total
Revenue to Revenue, excluding GWG and Non Recurring Items									
Revenue	$ 52,101,196	$ 19,409,530	$ -	$ -	$ 71,510,726	$ 111,105,061	$ 29,193,185	$ (71,480,658)	$ 140,328,314
Less: Investment income (loss) from GWG[1]	-	-	-	-	-	-	(36,266,997)	-	(36,266,997)
Less: Interest income on GWG bonds[2]	-	-	-	-	-	(69,232,456)	7,075,000	-	(62,157,456)
Revenue, excluding GWG and Non Recurring Items	-	-	-	-	-	(2,080,896)	-	-	(2,080,896)
	$ 52,101,196	$ 19,409,530	$ -	$ -	$ 71,510,726	$ 39,791,708	$ 1,188	$ (71,480,658)	$ 39,822,964
Segment Operating Income (loss) to Segment Operating Income (loss), excluding GWG and Non Recurring Items									
Segment Operating Income (loss)	$ 25,518,973	$ 15,921,854	$ (164,704)	$ (49,946)	$ 41,226,177	$ 30,287,768	$ (128,463,194)	$ 9,537,745	$ (47,411,503)
Less: Non-cash share-based compensation income[1]	-	-	-	-	-	-	(36,266,997)	-	(36,266,997)
Less: Investment income (loss) from GWG[2]	-	-	-	-	-	(69,232,456)	7,075,000	-	(62,157,456)
Less: Interest income on GWG bonds[3]	-	-	-	-	-	(2,080,896)	-	-	(2,080,896)
Less: intersegment provision for credit losses related to collateral comprised of GWG securities[4]	647,348	-	-	-	647,348	-	-	647,348	1,294,696
Less: Non-cash share-based compensation expense[5]	-	-	-	-	-	-	107,808,026	-	107,808,026
Less: Interest expense on commercial loan agreement with GWG[6]	-	-	-	-	-	-	16,377,610	-	16,377,610
Less: Interest expense on LT Promissory Note with GWG[7]	-	-	-	-	-	3,439,110	-	-	3,439,110
Less: Nonrecurring organizational costs[8]	-	-	-	-	-	-	2,432,667	-	2,432,667
Segment Operating Income (loss), excluding GWG and Non Recurring Items	$ 26,166,321	$ 15,921,854	$ (164,704)	$ (49,946)	$ 41,873,525	$ (37,586,474)	$ (31,036,887)	$ 10,185,093	$ (16,564,743)

[1]Represents non-cash share-based compensation income recorded under the applicable accounting standards.
[2]Revenue from GWG represents mark to market adjustments arising from investments in GWG's common stock and L Bonds.
[3]Represents interest income on L Bonds held by the Customer ExAlt Trusts
[4]Represents adjustment to remove the intersegment provision for loan losses directly attributable to loan collateral comprised of GWG common stock and L Bonds. Intersegment provision for loan losses are eliminated in consolidation.
[5]Represents non-cash share based compensation expense recognized under applicable accounting standards.
[6]Represents interest expense incurred on the commercial loan agreement which was settled in 2021 for Ben common units.
[7]Represents interest expense on the LiquidTrust Promissory Note between GWG and Certain of the Customer ExAlt Trusts. The note was settled in 2020 for Ben Preferred Series C Unit Accounts.
[8]Represents discrete costs, principally comprised of legal fees, associated with our organizational and other non-recurring activities.

SUPPLEMENTAL INFORMATION

Appendix

B

Multiple Competitive Advantages



Technology
Intellectual Property
Anticipated Public Listing
Statutory
Regulatory
Company Structure
Ben

Technology

Developed Ben AltAccess, the industry's first-of-its-kind, secure, online client liquidity portal with AT&T NetBond® Certification and FDIC audit review

Building end-to-end, tech-enabled, Customer-facing applications and products that deliver liquidity, custody, and data solutions for alternative investment holders

AltAccess®

AltQuote
Quick quotes on more than 57,000 professionally managed alternative assets[1]

AltCustody
Sophisticated performance reporting and analytics on alternative assets

AltData
Comprehensive, leading-edge reporting, analytics and research

AltLiquidity
End-to-end financing process for liquidity to investors in alternative assets

AltTrading
Preferred partner trading opportunities following liquidity[1]

Cybersecurity assessment and certification received May 2022

AT&T NetBond® Certified

SOC 2 readiness assessment May 2022, report target EOY 2022

[1] Under Development and not in market

Intellectual Property

Submission of eight provisional patent applications with the U.S. Patent Office covering proprietary technology systems and methodologies that drive our core business, and maximize scalability and efficiency across our platform

AltAccess®


DATA & ANALYTICS
UNDERWRITING
Ben AltQuote
Ben AlphaAlt
Ben OptimumAlt
Ben AltC
Ben AltScore
Ben ValueAlt
Ben AltRating
Ben ExAlt Plan®

AltQuote

Statistical algorithms that provide indications of the value of potential liquidity options for alternative asset holders

AlphaAlt

Data-driven algorithms to forecast asset growth and cash flows

OptimumAlt

Fiduciary loan portfolio optimization algorithms specialized for alternative assets

AltC

Algorithm creating a consolidated metric for monitoring the fiduciary loan portfolio's concentrations of alternative asset collateral

AltScore

Algorithms producing risk-adjusted quality score for alternative asset returns

ValueAlt

Algorithms helping to assess the value Ben could offer its customers by determining an optimal advance rate on a fiduciary loan

AltRating

Credit rating algorithm for fiduciary loans or other financings collateralized by alternative assets

ExAlt Plan

Transaction and trust structure empowering customers with optionality to meet their liquidity needs

Anticipated Public Listing

Accelerated Growth
As a publicly traded entity, we would expect to benefit from increased demand for our liquidity products using our balance sheet to fuel our product line and growth

Unique Products
Full suite of liquidity products we expect to include attractive options such as cash, equity and debt instruments that would be sourced directly from Ben's balance sheet

Nasdaq

Rapid Transactions
DTC eligibility would allow Ben-issued securities to be held at custodial firms as an attractive transferable form of consideration for our customers

Cost Effectiveness
Public market access is expected to result in a lower cost of capital than other liquidity providers and potentially more attractive advance rates to our customers

We expect Ben's anticipated public listing would accelerate our core products and differentiate us in the alternative assets industry

We intend to apply for listing on The NASDAQ Stock Market, LLC.

Statutory


State of Kansas

Office of the State Bank Commissioner

Beneficient Fiduciary Financial Company, L.L.C.

City of Dallas, State of Texas

Has complied with and is duly organized under the laws of the State of Kansas and the company is authorized to transact business, in accordance with the laws of the State of Kansas.

IN TESTIMONY WHEREOF, I have here unto subscribed my name and affixed my official seal. Signed in the Office of the State Bank Commissioner. Topeka, Kansas, the 1st day of July 2021.

David L. Herndon, Bank Commissioner

See disclaimers on the back of this certificate


Senate Substitute for

HOUSE BILL

No. 2074

AN ACT concerning financial institutions; enacting the technology-enabled fiduciary financial institutions act; relating to requirements, fiduciary powers, duties, functions and limitations for such fiduciary financial institutions; pilot program; prescribing administrative powers and duties for the state banking board and the state bank commissioner; establishing the technology-enabled fiduciary financial institutions development and expansion fund; providing an income and privilege tax credit for technology-enabled fiduciary financial institutions making certain qualified charitable distributions; creating the joint committee on fiduciary financial institutions oversight.

February 11, 2021

April 9, 2021

March 31, 2021

April 8, 2021

April 21, 2021

Formed a specialized trust company called a "technology-Enabled Fiduciary Financial Institution" pursuant to Kansas Law SSHB2074 (TEFFI Act) to benefit our clients, the state of Kansas and the industry at large:

Customers

- Ability to hold and access to liquidity on alternative assets through a regulated financial institution that operates with permanent capital
- Confidence created by regulatory oversight and application of safety, soundness and stability standards
- Confidentiality of terms and assets afforded by fiduciary financial trusts created under TEFFI Act

Kansas

- Establishes Kansas as a leader in the fiduciary financial alternative asset industry, which promotes regulatory and industry cooperation
- Positions Kansas as the jurisdiction of choice for alternative asset industry
- Promotes economic growth and development for rural Kansas communities via a full tax credit incentive

Industry

- Regulatory framework for fiduciary financing and other alternative asset industry needs
- Reduced requirements for restricted capital, physical presence and director residency
- Statewide tax credit for distributions to economic growth zones and the authority to license and outsource products/services

Regulatory

Operating as a principal without the need for intermediaries and providing liquidity directly from our balance sheet

As a state chartered trust company, we expect to operate outside of the Bank Holding Company Act and the Investment Company Act of 1940 allowing us to issue publicly and privately registered securities

Compliant with KYC, AML, BSA & OFAC requirements for financial transactions

Operating as the industry's only regulated trust company that serves as fiduciary to our customers for the provision of liquidity

Offering an end-to-end, customer experience with regulatory oversight

Participating in ongoing regulatory reviews and exams by both state and federal regulators

U.S. Securities and Exchange Commission MCMXXXIV

FINRA®

OSBC State Bank Commissioner of Kansas

Regulatory components help deliver a suite of liquidity products in an environment of safety, soundness and security

Check the background of Ben on FINRA's BrokerCheck at http://brokercheck.finra.org

Company Structure

Ben is developing an end-to-end digital platform structured to ultimately create flywheel effect across ecosystem

Groundbreaking AltAccess™ digital liquidity platform designed to drive complementary lines of business



Customer Lead Generation
AltQuote®
Customer Engagement
Ben Custody
Customer Interaction
Ben Data
Customer Retention
Ben Markets
AltAccess®
Customer Protection
Ben Insurance
Customer Fulfillment
Ben Liquidity

Robust Risk Management Features

Proficient risk management approach helps to anchor Originations and Underwriting strategies



Risk Management
Underwriting
Originations

Risk Management

- Fiduciary Loan portfolio construction and top-down market forecasts
- Quantitative strategies, research and data analytics
- Centralized financial risk oversight

Fiduciary Loan Underwriting

- Fundamental bottom-up asset analysis and top-down analysis is carried in risk
- Efficient and effective process to lower execution costs
- Ongoing asset-level monitoring and management

Originations

- Individual Investors
- Institutions
- Wealth Managers
- General Partners

Innovative Underwriting Process

Our unique process allows us to serve a large unmet demand and provide meaningful, differentiated value for customers

Expedient

- Leverage prior collateral underwriting of same funds, even same underlying securities across different funds
- As short as 30-day process, varying with availability of prior underwriting data

Accurate

- International capabilities: non-U.S. based funds and U.S. funds held by non-U.S. investors
- Proprietary fundamental and technical approach using unique provisional patent-pending digital technologies:

Ben AltQuote
Ben AltScore
Ben ValueAlt
Ben AltRating
Ben ExAlt Plan

Scalable

- Lower execution costs
- Ben is building a proprietary database system to effectively capitalize on its opportunity to have one of the largest collections of fund and portfolio company performance data
- Standardized, client transaction documents

Risk Department Functional Areas

Multifaceted approach to risk management strengthens our liquidity process

Fiduciary Loan Portfolio Construction

- Collateral private fund valuations, new deal pricing and top-down market forecasts (macro & fundamental)
- Responsible for Ben's Total Portfolio Management (TPM), portfolio concentrations, target allocations and limits
- Manages hedging programs, market stress-tests and trade executions
- Other: Insurance pricing, ESG program, etc.

Analytics & Engineering

- Proprietary data-driven forecasting, model calibrations and quantitative analytics
- Develops and maintains Ben Analytics System (BAS), including various user interfaces (Risk Portal, TMS)
- Manages waterfalls and analytical backbone of quarterly financial processes
- Other: Warrants pricing, Data science and modeling, etc.

Risk Analysis & Reporting

- Risk reporting and analytics, collateral portfolio and financial reporting analysis
- Risk project management
- Interfaces with auditors and regulatory bodies on valuation and reporting
- Designs systems, dashboards and metrics that improve efficiency and enhance second line risk controls
- Marketing research & data

Ben's Fiduciary Loan Portfolio Construction

System seeks to deliver optimal risk-adjusted allocation across alternative assets,
helping to create a diversified fiduciary loan portfolio across asset classes, regions and sectors

OptimumAlt % of Total Fiduciary Loan Portfolio Collateral Outputs



Asset Class
Private Equity
Venture Capital
Private Debt
Private Real Estate
Natural Resources
Infra-structure
Hedge Fund
Geography
North America
Europe, Middle East, Africa
Asia Pacific
Latin & South America
Sector
Commun. Svcs.
Consum. Discret.
Consum. Staples
Energy
Financials
Health Care
Industrials
Info. Tech.
Materials
Real Estate
Utilities
Target
Limit

*As of June 30, 2022

ValueAlt Pricing

Combines modern quantitative investment techniques with best-in-class fundamental analysis, and helps Ben provide fast and efficient secondary liquidity



Alternative Asset Data & Characteristics
Technical Statistical Analysis
Fundamental Analysis
Price Optimization
Liquidity Proposals for Client Delivered in AltAccess

Technical Statistical Analysis

- Collateral asset risk forecasting
- Ben collateral inventory compatibility
- Risk-adjusted discount rates
- Collateral asset growth forecasting

+

Fundamental Analysis

- Fundamental data gathering
- Manager assessment
- Asset scoring
- Asset growth forecasting

+

Price Optimization

- Combine risk and growth forecasts
- Collateral asset and fiduciary loan projected characteristics
- Optimized price for asset(s) quality, risk assessment and ExAlt Plan structure

Proprietary FinTech Platform Positions Company to Execute Growth Strategy

ARTIFICIAL INTELLIGENCE

Can be used in business to make efficient decisions by inspecting and transforming raw data to find trends and support decisions making.

BLOCKCHAIN

Could serve as a pathway for more efficient and effective use of technology by enabling greater transparency, increased security and simplified transactional capabilities.


A
B
C
D
Ben

DATA ANALYTICS

Increases quality and speed of decisions through systematic data-driven forecasts and portfolio analytics.

CLOUD DATA

Is the on-demand delivery of IT resources over the internet that enables faster innovation.

Artificial Intelligence and Machine Learning

UNDERWRITING

To shorten cycle times, we are working to incorporate AI/machine learning into our underwriting process by using proprietary applications to extract GP-reported financials for use in our fund database and identify key provisions in limited partnership agreements that may impact pricing.

NAV CLOSE PROCESS

Fund and partner-level financial reporting is sent to Ben on a quarterly basis and crucial information, like fee structure and fund term, is extracted. That data is cataloged and used to strike the quarterly NAV, prepare variance analysis and project future cash flows.

PRICING REQUESTS

Using a diverse pool of 160+ complex LPAs to train "the machine," we have achieved a 50% success rate in terms of completeness and accuracy of the data extracted. Additional testing and continuous improvement are underway.

Potential Future Use of Blockchain Technology

Tokenization is a capability that leverages blockchain technology to securitize assets, both traded and non-traded. Increased liquidity, faster settlement, lower costs, and bolstered risk management.



Ben administers $10 million of Fund
Investor A wants $100,000 in Fund
GP/regulations prohibit selling partial ownership
Ben divides Fund into tokens
Sell on platform to Institutional Investors
Sell on platform to Individual Investors

Blockchain could enable assets to be securely tracked and administered within the Ben Investment Database System (BIDS). Tokenized assets could then be traded through a private label crypto/digital exchange. The exchange would integrate with BIDS to automate transaction recording.

*For Illustrative Purposes

BLOCKCHAIN B

Cloud Data



Access Token
External Users
CRM
Internal Users
Encrypted User's context
API Delivery System
Authorizer
Domain Services
Audit Log Listener
Email System
Queueing System
Audit Log
Domain Database
Authentication Database
Monitoring System
Website Delivery System
File Storage

- Ben systems are designed with a cloud-first approach
- Minimal support and maintenance for cloud-based systems
- Greater data security by utilizing encryption and external security certifications
- Systems are scalable, automatically increasing available resources when load requirements justify it, minimizing disruption or reduced performance
- Full disaster recovery ensuring data availability during system outages

CLOUD C

Data Analytics


Ben
Risk Portal - Portfolio Dashboard
Top 10 By Asset Class
Top 10 By Region
Top 10 By Sector
Risk Portal - Concentration Dashboard

Detailed data analytics support informed business decisions that create positive outcomes. Through Ben's AltData, clients will be provided access to:

- Market risk and return forecasts
- Research reports
- Portfolio concentrations and risk scenarios
- Fund analytics, historical and expected cashflow characteristics

DATA ANALYTICS D

AltQuote®

Fast, reliable indications of a range of potential liquidity options for holders of alternative assets, driven by powerful statistical algorithms. Expected to launch Q4 2022


AltAccess
AltQuote®
Select Funds: Step 1 of 4
Fund Details: Step 2 of 4
Please give a little more information about the fund below.
All fields are optional.
Blackstone Capital Partners VI

AltQuote®

A powerful lead generation tool, AltQuote is expected to introduce both pioneering, patent pending technology and a convenient way for customers to receive an indicative range of options on their alternative investments.

Ranges on over 57,000+ funds could be delivered in AltAccess to a client in minutes with just a few pieces of information.

Ben AltAccess™

AltAccess is the first-of-its-kind technology platform that securely facilitates end-to-end liquidity solutions for investors in alternative assets. Separate dashboards for investors who prefer to submit their own liquidity application and advisors who are submitting applications for their clients make it easy to complete every step of the process



Ben The Beneficient Company Group, LP
Dashboard
My Applications
My Assets
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Submit a new application for liquidity
Welcome, Jordan Doe
Apply for Liquidity +
My Liquidity Applications (1)
Apply for Liquidity +
Funds for (LR46768)
Initiated 8/10/2022
Status
In Review
To Do
Your application is being reviewed by our team
Outstanding tasks? Check your to-do list here
My Assets
Asset Name
MHEG Community Fund 49
Want to update your client on their liquidity application? Check the status easily
Ben The Beneficient Company Group, LP
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My Clients
Client Applications
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Welcome, dkAdvisor with TestAdvisor Company
Apply for Liquidity +
Active Liquidity Applications (2)
Apply for Liquidity +
Client two tester: Funds for (LR68989)
Initiated 8/15/2022
By dkAdvisorBAAHasIndividualClient Tester
Status
Preliminary Application Submitted
To Do
Upload Asset Statements & Documents
Assets
Client Two: Funds for (LR53535)
Initiated 8/5/2022
By dkAdvisorBAAHasIndividualClient Tester
Status
Transaction Closed
To Do
Your transaction is closed and your considerations have been delivered
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Securely upload important fund documents using our simple drag-and-drop feature

Investor Dashboard **Advisor Dashboard**

Proposal Delivery

Our proposals provide customers with a menu of liquidity options and the flexibility to contemplate different security types as consideration



Ben The Beneficient Company Group, LP

April 22, 2021

Ben Liquidity Proposal

Your investment holding has been evaluated and we are pleased to present you with a non-binding proposal to serve your liquidity needs.

PROPOSED LIQUIDITY TRANSACTION TERMS Proposals shown per every $1,000,000 in Seller NAV

Fund
(NAV as of date used):

Fund A
(12/31/2020 NAV)

Proposal 1: All Cash Proposal (Ben LiquidTrust)
Cash as % of portfolio NAV: 100% to 105%

Cash Consideration
$1,000,000 to $1,050,000
25% Paid at Initial Closing
25% Paid at 6 month anniversary of Closing
50% Paid at 12 month anniversary of Closing

Proposal 2: Cash and Bond Mix Proposal (Ben InterchangeTrust™)
Cash and Liquidity Bond face value as a % of portfolio NAV: 113% to 118%

Initial Cash Consideration
$750,000 to $800,000
33% Paid at Initial Closing
33% Paid at each of 6 month and 9 month anniversary of Closing

Plus Liquidity Bond Consideration

Face Value	Annual Interest Income	Total Interest Income[1]	Interest Rate[2]	Term[3]
$350,000 to $400,000	$17,500 to $20,000	$70,000 to $80,000	5.0% per annum	4 years

Exchange Ratio[4] 2.1x to 2.3x Premium to GWGH common stock (Nasdaq: GWGH)

Overall Total Consideration
$1,130,000 to $1,180,000 Total Cash Consideration plus Liquidity Bond Face Value

Please review additional analysis on page 2.

Proposal 3: All Bond Proposal (Ben ExchangeTrust™)
Liquidity Bond face value as a %

Liquidity Bond Consideration

Face Value	Annual Interest Income	Total Interest Income[1]	Interest Rate[2]	Term[3]
$1,350,000	$81,000	$324,000	6.0% per annum	4 years